UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section l3 and l5(d) of the
Securities Exchange Act of l934

March 14, 2005

Date of report (Date of earliest event reported)

STANDARD PARKING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Chicago, Illinois  60611

(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On March 14, 2005 and March 16, 2005, we entered into amendments to our Credit Agreement, pursuant to which the interest pricing of our Libor Margin, Base Rate Margin and our Letter of Credit Fee Rate has been reduced by 25 basis points across the entire interest rate pricing grid.  In addition, our Credit Agreement has been amended to permit us to repurchase shares of our common stock during 2005, on the open market or through private repurchases, for a value not to exceed $6.0 million, provided that we meet certain financial tests.  In connection with this stock repurchase program, we also entered into an agreement with Steamboat Industries LLC, our majority shareholder, to repurchase from Steamboat shares equal to its pro-rata ownership at the same price that we pay in each open-market purchase.

The foregoing summary is subject in all respects to the actual terms of the amendments to our Credit Agreement and our Stock Repurchase Agreement, copies of which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Form 8-K.  In addition, a press release describing these transactions is attached as Exhibit 99.1 to this Form 8-K

Section 9—Financial Statements and Exhibits

Item 9.01.  Exhibits.

10.1         Second Amendment to Credit Agreement dated March 14, 2005 among the Company, various Financial Institutions, La Salle Bank National Association and Wells Fargo Bank, N.A.

10.2         Third Amendment to Credit Agreement dated March 16, 2005 among the Company, various Financial Institutions, La Salle Bank National Association and Wells Fargo Bank, N.A.

10.3         Stock Repurchase Agreement dated March 14, 2005 between the Company and Steamboat Industries LLC

99.1         Press Release dated March 17, 2005 related to the amended Credit Agreement and Stock Repurchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD PARKING CORPORATION

Date: March 17, 2005	By:	/s/ G. MARC BAUMANN
G. Marc Baumann,
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

10.1	Second Amendment to Credit Agreement dated March 14, 2005 among the Company, various Financial Institutions, La Salle Bank National Association and Wells Fargo Bank, N.A.
10.2	Third Amendment to Credit Agreement dated March 16, 2005 among the Company, various Financial Institutions, La Salle Bank National Association and Wells Fargo Bank, N.A.
10.3	Stock Repurchase Agreement dated March 14, 2005 between the Company and Steamboat Industries LLC
99.1	Press Release dated March 17, 2005 related to the amended Credit Agreement and Stock Repurchase Agreement